Deutsche Bank 2009 Small and Mid Cap Conference February 12, 2009 Exhibit 99.1

2 • Peter Mainz - CEO and President • Jeff Kyle - CFO • Jim Hilty - VP, Business Development

SOLUTIONS
ELECTRIC
ELECTRIC
ELECTRIC
ELECTRIC
AMI
AMI
AMI
AMI
AMI
AMI
GAS
GAS
GAS
GAS
WATER
WATER
WATER
WATER

sensus

3 Agenda Introduction Financial Overview Business Opportunity Questions

Safe Harbor Statement
The statements made during this presentation, other than historical facts, are made in reliance on the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These
statements involve risks and uncertainties and are subject to change at any time. These statements reflect the Company’s current expectations regarding its financial position, revenues, cash flow and other operating results, business strategy, financing plans, forecasted trends related to the markets in which the Company operates, legal proceedings and similar matters. We cannot assure you that the expectations expressed or implied in these forward-
looking statements will turn out to be accurate. Our actual results could be materially different from our operations because of various risks. These risks include our dependence on new product development and intellectual property, and our dependence on independent distributors and third-party contract manufacturers, automotive vehicle production levels and schedules, our substantial financial leverage, debt service and other cash requirements, liquidity constraints and risks related to future growth and expansion. Other important risk factors that could cause actual events or results to differ from those contained or implied in the forward-looking statements include, without limitation, our ability to integrate acquired companies, general economic and business conditions, competition, adverse changes in the regulatory or legislative environment in which we operate, and other factors beyond the
Company’s control. We encourage you to review our annual report on Form 10-K and our quarterly reports on Form 10-Q which discuss in great detail our results of operations for the most recently completed fiscal year and interim quarterly periods and consider the risks that relate to any of our forward-looking statements.

Provides superior technologies and services to
measure, manage and control distributed resources.
Technology
Advanced technology and communications for data collection and metering
Global
Global footprint on five continents with operations and activities in many countries
Experience
More than a century of experience providing service and support to the utility industry
Reliable
Reliable partner for utilities’ critical data collection and metering infrastructure solutions

Company Overview
More than a century of utility experience
Stand-alone business since December 2003
Long history providing cutting-edge technology to utilities
Privately held with publicly traded bonds (SEC registrant)
Approximately $800 million in Adjusted Net Sales*
Strategy focused on growth through technology
Track record of strong Adjusted EBITDA and cash
generation
Headquarters in Raleigh, N.C.

*  Represents Trailing Twelve Months (TTM) ended December 27, 2008 and includes revenue deferred under long-term AMI contracts.
See Appendix: Non-GAAP Measures.

Global Reach 41 facilities on five continents and nearly 4,000 people Text 7

Company Timeline

2003            2004            2005           2006         2007                      2008
SMS acquires
Metering
Systems
business
from Invensys
(12/17/03)
SMS acquires
assets of
Nexus Data
(6/8/04)
Disposal of
Non-core
businesses:
IMSoftech
(9/13/04)
MSI
(9/30/04)
Bank debt
re-pricing
(10/14/04)
Algerian Water Meter JV
–
Smith Blair
Manufacturing China
(1/1/05)
AMDS
License
Agreement
(1/11/05)
Sensus Rongtai
Precision Die
Casting JV
(6/24/05)
DuPenn Asset
Purchase
(2/17/06)
AMDS Asset
Purchase
(7/6/06)
Bank debt
re-pricing
(5/12/06)
Moody’s debt
rating upgrade
(9/27/06)
S&P debt
rating upgrade
(6/13/07)
Sensus Water Meter
Manufacturing
Fuzhou, China
(9/6/07)
Southern
Company
AMI
Contract
(1/14/08)
Alliant Energy
AMI Contract
(8/24/07)
Portland
General Electric
AMI Contract
(9/19/07)
ATMOS
Energy AMI
Contract
(9/28/07)
Moody’s debt
rating upgrade
(9/16/08)
One Million
AMI Endpoints
Installed
(8/23/08)
Company Timeline
HECO
AMI
Contract
(12/23/08)
Two Million
AMI Endpoints
Installed
(11/20/08)

SOLUTIONS
ELECTRIC
ELECTRIC
ELECTRIC
ELECTRIC
AMI
AMI
AMI
AMI
AMI
AMI
GAS
GAS
GAS
GAS
WATER
WATER
WATER
WATER

sensus

9 Agenda Introduction Financial Overview Business Opportunity Questions

Evolution of Adjusted Net Sales
Fiscal Year 2004 Adjusted Net
Sales $529 million
TTM December 2008 Adjusted
Net Sales $795 million*
*Includes $108 million in revenue deferred under long-term AMI contracts.
See Appendix: Non-GAAP Measures.
Conservation Solutions
Adjusted Net Sales 11%;
$59 million
Conservation Solutions
Adjusted Net Sales 28%;
$219 million* up 371%
Water Metering
60%
Clamps & Couplings
10%
Gas Metering
12%
Precision Die Casting
7%
Gas Metering
9%
Precision Die Casting
7%
Clamps & Couplings
8%
Water Metering
48%

$515 million*
$17 million
$34 million
$31 million
$193 million
$5 million
*  Represents TTM ended December 27, 2008 and includes $108 million in revenue deferred under long-term AMI contracts.
See Appendix: Non-GAAP Measures.
Adjusted Net Sales by Geography

Adjusted Net Sales Growth

0
100
200
300
400
500
600
700
800
900
$570
$614
$633
$726
$795
* Includes revenue deferred under long-term AMI contracts.  See Appendix:  Non-GAAP Measures.
9.3% Compound Annual Growth Rate
*
*

Adjusted EBITDA Growth

* Includes revenue less direct costs deferred under long-term AMI contracts. See Appendix: Non-GAAP Measures.
0
20
40
60
80
100
120
$92 $97 $96
$93
$108
4.4% Compound Annual Growth Rate
*
Adjusted EBITDA
approximately $108 million
for TTM Dec 2008
Three consecutive quarters
better than the previous
year’s quarter
Historical Adjusted EBITDA
performance reflects
significant investment in AMI
business
*

| ($ in millions) | Year to Date Dec. 2007 | Year to Date Dec. 2008 | % Change | Fiscal Year End March 2008 | TTM Dec. 2008 | % Change |
|---|---|---|---|---|---|---|
| Adjusted Net Sales* | $ 521 | $ 590 | +13.2% | $ 726 | $ 795 | +9.5% |
| Adjusted Gross Profit* | $133 | $154 | +15.8% | $189 | $210 | +11.1% |
| Adjusted Gross Profit* % | 25.5% | 26.1% | | 26.0% | 26.4% | |
| Adjusted EBITDA* | $ 62 | $ 76 | +22.6% | $ 93 | $ 108 | +16.1% |
| Adjusted EBITDA* % | 11.9% | 12.9% | | 12.8% | 13.6% | |
| Capital Spend | $15 | $17 | +13.3% | $23 | $25 | +8.7% |

sensus

Fiscal Year Financial Highlights 14 * See Appendix: Non-GAAP Measures.

$ in millions
FY 2005
FY 2006
FY 2007
FY 2008
TTM Dec 2008

Operating Cash Flow
Record cash flow in FY 2008
Invested $17 million in capital
expenditures (3% of net sales)
and $6 million in software
development (1% of sales) during
the first nine months of FY 2009
Term debt prepayments include
$23 million in FY 2008
$11.7 million during the first
nine months of FY 2009
Approximately $28
million
of cash
on hand at December 27, 2008
0
10
20
30
40
50
60
70
$34
$47
$29
$51
$57

Financial Position
$11.7 million of debt prepaid during first nine months of FY 2009
($ in millions)
Fiscal Year
March 31, 2008
TTM
December 27, 2008
TTM % of
Capitalization
Cash $  38 $  28
Short-term loans $    6 $  15 2%
Term loans $173 $162 23%
Sr. Subordinated Notes $275 $275 40%
Total Debt $454 $452 65%
Paid-in Capital $243 $245 35%
Total Book Capitalization $697 $697 100%
Adjusted EBITDA* $  93 $108
Adjusted EBITDA/Interest expense,
net
2.4x 2.9x
Adjusted EBITDA – CAPEX/Interest
Expense, net
1.8x 2.2x
Net Debt/Adjusted EBITDA 4.5x 3.9x
* Includes revenue less direct costs deferred under long-term AMI contracts.  See Appendix:  Non-GAAP Measures.

SOLUTIONS
ELECTRIC
ELECTRIC
ELECTRIC
ELECTRIC
AMI
AMI
AMI
AMI
AMI
AMI
GAS
GAS
GAS
GAS
WATER
WATER
WATER
WATER

sensus

Introduction Financial Overview Business Opportunity Questions 17 Agenda

Utility Markets
Water – North America
$500 million market
Growing at 2%
TTM Dec08 Adjusted Net Sales:
$138 million
Water – Rest of World
$1,500 million market
Growing at 5%
TTM Dec08 Adjusted Net Sales:
$245 million
Gas – North America
$300 million market
Growing at 2%
TTM Dec08 Adjusted Net Sales:
$72 million
Electric – United States & Canada
$800 million market (meters)
Growing at 2%
TTM Dec08 Adjusted Net Sales:
$219 million*
Source: Proprietary Publishing; management estimates Source: IMS Research market report; management estimates
Source: AGA Gas Facts; management estimates
Source: IMS Research market report 2008; management estimates
* Includes $108 million in revenue deferred under long-term AMI contracts.  See Appendix: Non-GAAP Measures.

350
300
250
200
150
100
50
0
143
68
92
39
70
34
305
141
Electric
Water
Gas
Total
Total Meters
Automated Meters

N. A. AMR/Smart Metering Market
2008 market over $1 billion
Market shifting from AMR to
AMI and smart metering
Only 141 million or 46% of
the estimated 305 million
installed meters have been
converted to automated
metering
Initial AMR installations are
being replaced to make them
AMI compatible
Source:  The Scott AMR Report: Worldwide Deployments of Automated Metering Devices (Twelfth
edition 2008); management estimates
(in millions)

Utility Industry Evolution
Automated Meter Reading (AMR)
– One-way communications
– Automated monthly meter reads
Advanced Metering Infrastructure (AMI)
– Two-way communications
– Frequent meter reads enable time-of-use billing
– Utilities able to “talk” to the meter and control other devices
Next generation: “Smart Metering” and “Smart Grid”
– Foundation is the “smart meter”
– Provides increased information
– Enables increased control by utility and consumer

Evolution Drivers
Economics and enhanced customer service
– Key to all utility changes
– Solid and long-term business case
Global conservation and environmental initiatives
– Conservation of water and energy resources is a global reality
– Water scarcity
– Reduce carbon footprint
Efficiency improvements
– Manage peak load demand; demand response
– Reduce need for adding generation capacity

Evolution Drivers
Legislation
– Energy Advancement and Investment Act  (2007)
– Energy Independence and Security Act  (2007)
Security of utility infrastructure and reliability of supply
Enable future technologies
– Home area networked devices allow consumers to manage and control consumption
– Electric vehicles

Evolution is Accelerating
Many utilities actively moving forward with system-wide
projects
Efficiencies will be the “fuel of choice”
Obama Administration has identified electricity grid as
key infrastructure project
– “Smart grid initiatives” included in proposed economic stimulus legislation
Global changes
– Utilities around the world actively pursuing smart metering and smart grid initiatives

END USERS
HAN End Points
End-User Portals
UTILITIES
AMI Services
DR Solutions
DA Solutions
Leak Detection
DISTRIBUTION NETWORK
Meters
Gas
Water
Electric
Corrosion Monitoring
Remote Shut Off
Acoustic Monitoring
Universal SmartGrid Port

sensus

The Sensus Value Proposition 24

FlexNet
Feeder &
Transformer Metering
75 to 300 Sq. Miles
per Tower Range
RNI
Regional
Network
Interface
Phone Line
ISDN
Satellite
WiFi
System Health
Management
Smart
Grid
TGB
Tower Gateway
Base Station
Data Warehouse
60 Day History
Web
Functions

sensus

FlexNet ® System Architecture
Utility Utility
Business Business
Systems Systems
FlexNet Differentiators
FCC licensed, primary use radio frequency (RF) spectrum
Strong RF two-way signal; excellent range; covers urban and rural areas
Covers all utilities: electric, water and gas

Image NASA
Image © 2009 TerraMetrics
Image © 2009 DigitalGlobe
Image U.S. Geological Survey
Google
elev 4140 ft

sensus

Tower-based FlexNet ® AMI Solution 26 Tremendous range with minimal infrastructure

SOUTHERN COMPANY

Hawaiian Electric Company

Portland General Electric

GEORGIA POWER
A SOUTHERN COMPANY

Power Stream
YOUR CURRENT CONNECTION

ALLIANT ENERGY.

WEST VIEW WATER AUTHORITY

ALABAMA POWER
A SOUTHERN COMPANY

ATMOS energy

JACKSON ELECTRIC MEMBERSHIP CORPORATION

sensus

27 Utility Smart Grid Customers Represents AMI deployments for millions of SmartPoints

Sensus
Sensus
Smart Grid
Smart Grid
Projects Under Way
Projects Under Way
31 States
2 Provinces in Canada
126 FlexNet AMI projects
9.4 million installed
endpoints when
fully deployed
Building the Smart Grid…Today
Sensus moving beyond RFP wins
More than two million SmartPoints installed so far

Sensus is “Smart Grid-Ready” Today
Time-tested technology and communications provider to
global water, gas and electric utilities
Water conservation driven by increasing scarcity
No matter what the alternative energy source is, it must
be measured, managed and controlled
“Future-proof,” flexible and proven AMI solutions
Cover all types of utilities and terrain
Over 2 million Sensus SmartPoints installed to date
Sensus:  An industry leader
deploying the smart grid – TODAY.

SOLUTIONS
ELECTRIC
ELECTRIC
ELECTRIC
ELECTRIC
AMI
AMI
AMI
AMI
AMI
AMI
GAS
GAS
GAS
GAS
WATER
WATER
WATER
WATER

sensus

30 Agenda Introduction Financial Overview Business Opportunity Questions

Thank You For more information visit: www.sensus.com

Appendix: Non-GAAP Measures
To enhance the comparability and usefulness of our financial information, the Company provides certain non-GAAP measures to describe more fully the results of its underlying business. Specifically, the Company utilizes the measures of Adjusted Net Sales, EBITDA and Adjusted EBITDA, which are defined as follows:
Adjusted Net Sales is defined as net sales as determined under U.S. GAAP adjusted to add-back revenue (net of amortization) related to long-term, multi-
element contracts that has been deferred under the provisions of SOP 97-2.
EBITDA is defined as earnings before interest expense, depreciation and amortization, minority interest and income taxes.
Adjusted EBITDA is defined as EBITDA plus (a) revenue less the associated incremental direct costs (both net of amortization) related to long-term, multi-
element contracts that have been deferred under SOP 97-2, (b) restructuring costs and (c) management fees, and adjusted for other non-recurring items.
Refer to the Company’s Forms 10-K, 10-Q and 8-K for a more detailed explanation of Non-GAAP measures for the periods presented.

Appendix: Non-GAAP Measures

A reconciliation of each of these Non-GAAP measures to its closely related
U.S. GAAP measure follows:
TTM FY FY FY FY 9 Months 9 Months
Ended Ended Ended Ended Ended Ended Ended
($ in millions) 12/27/2008 3/31/2008 3/31/2007 3/31/2006 3/31/2005 12/27/2008 12/29/2007
Net sales $       686.5 $       694.2 $       632.9 $       613.9 $       569.8 $       501.7 $        509.4
Revenue from long-term contracts deferred under
SOP 97-2 (net of amortization) 108.2 31.4 - - - 88.2 11.4
Adjusted Net Sales $       794.7 $        725.6 $       632.9 $       613.9 $       569.8 $       589.9 $        520.8
Gross profit $       160.9 $       183.9 $       179.1 $       186.4 $       170.8 $       108.2 $       131.2
Revenue less incremental direct costs from long-term contracts deferred under SOP 97-2 (net of amortization) 42.0 5.1 - - - 38.9 2.0
Accelerated amortization of software development costs 3.4 - - - - 3.4 -
Other non-recurring items 3.3 - - - - 3.3 -
Adjusted Gross Profit $        209.6 $       189.0 $        179.1 $        186.4 $        170.8 $        153.8 $        133.2
Net loss $        (31.8) $        (10.1) $           (8.0) $           (3.2) $           (5.0) $        (31.2) $           (9.5)
Depreciation and amortization 47.3 47.7 48.1 42.4 39.8 35.2 35.6
Interest expense, net 40.7 41.8 42.4 39.3 36.7 30.3 31.4
Income tax (benefit) provision (11.7) (2.6) 1.0 8.2 8.3 (12.5) (3.4)
Minority interest 2.3 1.9 0.5 - 0.1 1.8 1.4
EBITDA $         46.8 $          78.7 $          84.0 $          86.7 $          79.9 $          23.6 $          55.5
(Gain) loss from discontinued operations - - (0.1) - 0.8 - -
EBITDA (excluding discontinued operations) $         46.8 $         78.7 $         83.9 $         86.7 $         80.7 $         23.6 $         55.5
Revenue less incremental direct costs from long-term contracts deferred under SOP 97-2 (net of amortization) 42.0 5.1 - - - 38.9 2.0
Restructuring costs 12.7 7.0 8.5 7.2 8.1 8.2 2.5
Management fees 2.8 2.6 2.6 2.3 2.1 2.2 2.0
Other non-recurring items 3.3 - 0.8 1.1 0.9 3.3 -
Adjusted EBITDA $        107.6 $         93.4 $          95.8 $          97.3 $          91.8 $          76.2 $         62.0